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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: MAY 26, 1995
                 DATE OF EARLIEST EVENT REPORTED: MAY 24, 1995

                             ANR PIPELINE COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
       DELAWARE                            1-7320                38-1281775
(STATE OR OTHER JURISDICTION             (COMMISSION          (I.R.S. EMPLOYER
   OF INCORPORATION)                     FILE NUMBER)        IDENTIFICATION NO.)
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
           500 RENAISSANCE CENTER                              48243-1902
             DETROIT, MICHIGAN                                 (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (313) 496-0200
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

            (1) Underwriting agreement dated May 24, 1995, between the Company and NationsBanc Capital Markets, Inc. and Lehman Brothers, as the Underwriters.

           (12) Ratio of Earnings to Fixed Charges.

           (99) Press release dated May 25, 1995.


                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANR PIPELINE COMPANY
                                                 (Registrant)


                                              AUSTIN M. O'TOOLE
Date: May 25, 1995               By:_______________________________________
                                              Austin M. O'Toole
                                            Senior Vice President